EXECUTION COPY


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                          Fourth Supplemental Indenture


                           Dated as of October 6, 1999


                                      among


                             American Skiing Company


                                       and


                    United States Trust Company of New York,
                                   as Trustee,


                                       and


                           the Guarantors named herein


                               ----------------

                              Series A and Series B
                          12% Senior Subordinated Notes
                                    Due 2006

================================================================================

         FOURTH SUPPLEMENTAL INDENTURE (this "Supplemental Indenture"), dated as of October 6, 1999, among American Skiing Company, a Maine corporation ("ASC"), the Guarantors listed on the signature pages hereof under the heading Existing Guarantors (the "Existing Guarantors"), each of Blunder Bay Development Co., ASC Leasing, Inc., Orlando Resort Corporation, ASC Transportation, Inc., ASC Utah, Steamboat Development Corporation, Steamboat Ski & Resort Corporation, Heavenly Corporation, Heavenly Valley, Limited Partnership, and Heavenly Ski & Resort Corporation (each, an "Additional Guarantor" and, together with the Existing Guarantors, the "Guarantors"), and United States Trust Company of New York, as trustee under the Indenture referred to below (the "Trustee").

                               W I T N E S S E T H

         WHEREAS, pursuant to the Indenture, dated as of June 28, 1996, among ASC East, Inc. ("ASC East"), the Guarantors named therein (the "Original Guarantors"), and the Trustee (the "Original Indenture"), ASC East duly issued its 12% Senior Subordinated Notes Due 2006 (the "Securities") in the aggregate principal amount of $120 million;

         WHEREAS, the Original Indenture was amended by (i) the First Supplemental Indenture, dated as of November 12, 1997, among ASC East, the Original Guarantors, and the Trustee, (ii) the Second Supplemental Indenture, dated as of September 4, 1998, among ASC East, the Existing Guarantors, and the Trustee, and (iii) the Third Supplemental Indenture, dated as of August 6, 1999, among ASC East, the Existing Guarantors, and the Trustee (the Original Indenture, as so amended and supplemented, the "Indenture");

         WHEREAS, on or prior to the date hereof, ASC East and ASC West, Inc. shall have merged with and into their parent, ASC (the "Merger");

         WHEREAS, it is intended that, upon the effective date of the Merger, ASC shall succeed to, and be substituted for and may exercise every right and power of ASC East under the Indenture, and shall, pursuant to Section 5.01(ii) of the Indenture, enter into this Supplemental Indenture with the Trustee and the Guarantors, agreeing to be bound by all of the terms and provisions of the Indenture as amended hereby;

         WHEREAS, upon the effective date of the Merger, each Additional Guarantor shall have become a subsidiary of ASC, and ASC shall have provided the Trustee with an Officers' Certificate to the effect that none of the Additional Guarantors has been designated as an Unrestricted Subsidiary under the terms of the Indenture;

         WHEREAS, it is intended that, upon the effective date of the Merger, each of the Additional Guarantors shall become a Guarantor under the Indenture, and each Additional Guarantor shall, pursuant to Section 4.16 of the Indenture,
(i) enter into this Supplemental Indenture agreeing to be bound by all of the terms and provisions of the Indenture as amended hereby and (ii) execute a Subsidiary Guarantee;

         WHEREAS, pursuant to Section 9.01 of the Indenture, the Indenture may be amended or supplemented without the consent of any Holder of a Note to provide for the assumption of ASC East's rights and obligations under the Notes and the Indenture in the case of a merger and for the addition of a Guarantor pursuant to Section 4.16 of the Indenture;

         WHEREAS, ASC, each of the Guarantors and the Trustee desire and have agreed to execute and deliver this Supplemental Indenture as herein provided and all conditions and requirements necessary to make this Supplemental Indenture a valid, binding and legal instrument in accordance with its terms have been performed and fulfilled and the execution and delivery hereof have been in all respects duly authorized by all necessary parties.

         NOW THEREFORE, for and in consideration of the premises contained herein, it is mutually covenanted and agreed for the benefit of all Holders of the Securities as follows:

         Section 1. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

         Section 2. ASC agrees, by its execution and delivery hereof, (a) to assume all the rights and obligations of ASC East under the Notes and the Indenture, (b) that it does hereby become the primary obligor of the Notes, and, accordingly, may exercise every right and power of ASC East under the Indenture with the same effect as if it had been named as the Company in the Indenture (so that from and after the effective date of the Merger, the provisions of the Indenture referring to the "Company" shall refer to ASC, as successor corporation, and not to ASC East), and (c) that it is bound by all the terms and provisions of the Indenture as hereby supplemented.

         Section 3. Each Additional Guarantor agrees, by its execution and delivery hereof, that it does hereby become a Guarantor under the Indenture and that it is bound by all the terms and provisions of the Indenture as hereby supplemented. Exhibit C to the Indenture is hereby amended to read as set forth in Annex I attached hereto.

         Section 4. The Trustee accepts this Supplemental Indenture and agrees to execute the trust created by the Indenture as hereby supplemented, but only upon the terms and conditions set forth in the Indenture, including the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee, which terms and provisions shall in like manner define and limit its liabilities and responsibilities in the performance of the trust created by the Indenture as hereby supplemented.

         Section 5. The Indenture, supplemented as hereinabove set forth, is in all respects ratified and confirmed, and the terms and conditions thereof, supplemented as hereinabove set forth, shall be and remain in full force and effect.

         Section 6. The recitals contained in this Supplemental Indenture shall be taken as the statements made solely by ASC and the Guarantors, and the Trustee shall have no liability or responsibility for their correctness and, without limiting the generality of the foregoing, the Trustee shall not be responsible in any manner whatsoever for or with respect to (i) the validity or sufficiency of this Supplemental Indenture or any of the terms or provisions hereof, (ii) the proper authorization hereof by ASC and the Guarantors by corporate action or otherwise, (iii) the due execution hereof by ASC and the Guarantors or (iv) the consequences (direct or indirect and whether deliberate or inadvertent) of any amendment herein provided for, and the Trustee makes no representation with respect to any such matters.

         Section 7. This Supplemental Indenture shall become effective upon the execution and delivery hereof by ASC, the Guarantors and the Trustee.

         SECTION 8. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

         Section 9. This Supplemental Indenture may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

                                            AMERICAN SKIING COMPANY



ATTEST: /s/ Donna Godish             By:  /s/ Christopher E. Howard
        ------------------              -----------------------------------
                                       Name: Christopher E. Howard
                                       Title: Executive Vice President


                                    Existing Guarantors


                                    AMERICAN SKIING COMPANY RESORT
                                    PROPERTIES, INC.
ATTEST: /s/ Donna Godish             By:  /s/ Christopher E. Howard
        ------------------              -----------------------------------
                                       Name: Christopher E. Howard
                                       Title: Executive Vice President


                                    THE CANYONS RESORT PROPERTIES, INC.

ATTEST: /s/ Donna Godish             By:  /s/ Christopher E. Howard
        ------------------              -----------------------------------
                                       Name: Christopher E. Howard
                                       Title: Executive Vice President


                                    STEAMBOAT RESORT PROPERTIES, INC.

ATTEST: /s/ Donna Godish             By:  /s/ Christopher E. Howard
        ------------------              -----------------------------------
                                       Name: Christopher E. Howard
                                       Title: Executive Vice President

                                    HEAVENLY PROPERTIES, INC.
                                    (f/k/a Heavenly Resort Properties, Inc.)

ATTEST: /s/ Donna Godish             By:  /s/ Christopher E. Howard
        ------------------              -----------------------------------
                                       Name: Christopher E. Howard
                                       Title: Executive Vice President


                                    SUGARLOAF RESORT PROPERTIES, INC.


ATTEST: /s/ Donna Godish             By:  /s/ Christopher E. Howard
        ------------------              -----------------------------------
                                       Name: Christopher E. Howard
                                       Title: Executive Vice President



                                    KILLINGTON RESORT PROPERTIES, INC.


ATTEST: /s/ Donna Godish             By:  /s/ Christopher E. Howard
        ------------------              -----------------------------------
                                       Name: Christopher E. Howard
                                       Title: Executive Vice President



                                    MOUNT SNOW RESORT PROPERTIES, INC.


ATTEST: /s/ Donna Godish             By:  /s/ Christopher E. Howard
        ------------------              -----------------------------------
                                       Name: Christopher E. Howard
                                       Title: Executive Vice President



                                    SUGARBUSH RESORT PROPERTIES, INC.


ATTEST: /s/ Donna Godish             By:  /s/ Christopher E. Howard
        ------------------              -----------------------------------
                                       Name: Christopher E. Howard
                                       Title: Executive Vice President

                                    SUNDAY RIVER RESORT PROPERTIES, INC.


ATTEST: /s/ Donna Godish             By:  /s/ Christopher E. Howard
        ------------------              -----------------------------------
                                       Name: Christopher E. Howard
                                       Title: Executive Vice President



                                    ATTITASH RESORT PROPERTIES,INC.


ATTEST: /s/ Donna Godish             By:  /s/ Christopher E. Howard
        ------------------              -----------------------------------
                                       Name: Christopher E. Howard
                                       Title: Executive Vice President


                                    SUNDAY RIVER SKIWAY CORPORATION


ATTEST: /s/ Donna Godish             By:  /s/ Christopher E. Howard
        ------------------              -----------------------------------
                                       Name: Christopher E. Howard
                                       Title: Executive Vice President



                                    SUNDAY RIVER, LTD.


ATTEST: /s/ Donna Godish             By:  /s/ Christopher E. Howard
        ------------------              -----------------------------------
                                       Name: Christopher E. Howard
                                       Title: Executive Vice President



                                    PERFECT TURN, INC.

ATTEST: /s/ Donna Godish             By:  /s/ Christopher E. Howard
        ------------------              -----------------------------------
                                       Name: Christopher E. Howard
                                       Title: Executive Vice President

                                    L.B.O. HOLDING, INC.


ATTEST: /s/ Donna Godish             By:  /s/ Christopher E. Howard
        ------------------              -----------------------------------
                                       Name: Christopher E. Howard
                                       Title: Executive Vice President



                                    SUNDAY RIVER TRANSPORTATION, INC.

ATTEST: /s/ Donna Godish             By:  /s/ Christopher E. Howard
        ------------------              -----------------------------------
                                       Name: Christopher E. Howard
                                       Title: Executive Vice President



                                    SUGARBUSH RESORT HOLDINGS, INC.


ATTEST: /s/ Donna Godish             By:  /s/ Christopher E. Howard
        ------------------              -----------------------------------
                                       Name: Christopher E. Howard
                                       Title: Executive Vice President


                                    SUGARBUSH LEASING COMPANY


ATTEST: /s/ Donna Godish             By:  /s/ Christopher E. Howard
        ------------------              -----------------------------------
                                       Name: Christopher E. Howard
                                       Title: Executive Vice President



                                    SUGARBUSH RESTAURANTS, INC.


ATTEST: /s/ Donna Godish             By:  /s/ Christopher E. Howard
        ------------------              -----------------------------------
                                       Name: Christopher E. Howard
                                       Title: Executive Vice President

                                   AJT, INC. (f/k/a CI, Inc. and CRANMORE, INC.)


ATTEST: /s/ Donna Godish             By:  /s/ Christopher E. Howard
        ------------------              -----------------------------------
                                       Name: Christopher E. Howard
                                       Title: Executive Vice President



                                    MOUNTAIN WASTEWATER TREATMENT, INC.


ATTEST: /s/ Donna Godish             By:  /s/ Christopher E. Howard
        ------------------              -----------------------------------
                                       Name: Christopher E. Howard
                                       Title: Executive Vice President



                                    GRAND SUMMIT RESORT PROPERTIES, INC.
                                    (f/k/a LBO HOTEL CO.)

ATTEST: /s/ Donna Godish             By:  /s/ Christopher E. Howard
        ------------------              -----------------------------------
                                       Name: Christopher E. Howard
                                       Title: Executive Vice President



                                    S-K-I LIMITED


ATTEST: /s/ Donna Godish             By:  /s/ Christopher E. Howard
        ------------------              -----------------------------------
                                       Name: Christopher E. Howard
                                       Title: Executive Vice President



                                    KILLINGTON LTD.


ATTEST: /s/ Donna Godish             By:  /s/ Christopher E. Howard
        ------------------              -----------------------------------
                                       Name: Christopher E. Howard
                                       Title: Executive Vice President

                                    MOUNT SNOW LTD.


ATTEST: /s/ Donna Godish             By:  /s/ Christopher E. Howard
        ------------------              -----------------------------------
                                       Name: Christopher E. Howard
                                       Title: Executive Vice President



                                    WVSAL, INC. (f/k/a WATERVILLE
                                    VALLEY SKI AREA, LTD.)


ATTEST: /s/ Donna Godish             By:  /s/ Christopher E. Howard
        ------------------              -----------------------------------
                                       Name: Christopher E. Howard
                                       Title: Executive Vice President



                                    SUGARLOAF MOUNTAIN CORPORATION


ATTEST: /s/ Donna Godish             By:  /s/ Christopher E. Howard
        ------------------              -----------------------------------
                                       Name: Christopher E. Howard
                                       Title: Executive Vice President



                                    KILLINGTON RESTAURANTS, INC.


ATTEST: /s/ Donna Godish             By:  /s/ Christopher E. Howard
        ------------------              -----------------------------------
                                       Name: Christopher E. Howard
                                       Title: Executive Vice President



                                    DOVER RESTAURANTS, INC.


ATTEST: /s/ Donna Godish             By:  /s/ Christopher E. Howard
        ------------------              -----------------------------------
                                       Name: Christopher E. Howard
                                       Title: Executive Vice President

                                    RESORTS TECHNOLOGIES, INC.


ATTEST: /s/ Donna Godish             By:  /s/ Christopher E. Howard
        ------------------              -----------------------------------
                                       Name: Christopher E. Howard
                                       Title: Executive Vice President



                                    RESORT SOFTWARE SERVICES, INC.


ATTEST: /s/ Donna Godish             By:  /s/ Christopher E. Howard
        ------------------              -----------------------------------
                                       Name: Christopher E. Howard
                                       Title: Executive Vice President



                                    MOUNTAINSIDE


ATTEST: /s/ Donna Godish             By:  /s/ Christopher E. Howard
        ------------------              -----------------------------------
                                       Name: Christopher E. Howard
                                       Title: Executive Vice President


                                    SUGARTECH


ATTEST: /s/ Donna Godish             By:  /s/ Christopher E. Howard
        ------------------              -----------------------------------
                                       Name: Christopher E. Howard
                                       Title: Executive Vice President



                                    PICO SKI AREA MANAGEMENT COMPANY


ATTEST: /s/ Donna Godish             By:  /s/ Christopher E. Howard
        ------------------              -----------------------------------
                                       Name: Christopher E. Howard
                                       Title: Executive Vice President

                                    Additional Guarantors

                                    BLUNDER BAY DEVELOPMENT CO.

ATTEST: /s/ Donna Godish             By:  /s/ Christopher E. Howard
        ------------------              -----------------------------------
                                       Name: Christopher E. Howard
                                       Title: Executive Vice President



                                    ASC LEASING, INC.


ATTEST: /s/ Donna Godish             By:  /s/ Christopher E. Howard
        ------------------              -----------------------------------
                                       Name: Christopher E. Howard
                                       Title: Executive Vice President




                                    ORLANDO RESORT CORPORATION

ATTEST: /s/ Donna Godish             By:  /s/ Christopher E. Howard
        ------------------              -----------------------------------
                                       Name: Christopher E. Howard
                                       Title: Executive Vice President


                                    ASC TRANSPORTATION, INC.


ATTEST: /s/ Donna Godish             By:  /s/ Christopher E. Howard
        ------------------              -----------------------------------
                                       Name: Christopher E. Howard
                                       Title: Executive Vice President




                                    ASC UTAH


ATTEST: /s/ Donna Godish             By:  /s/ Christopher E. Howard
        ------------------              -----------------------------------
                                       Name: Christopher E. Howard
                                       Title: Executive Vice President




                                    STEAMBOAT DEVELOPMENT CORPORATION

ATTEST: /s/ Donna Godish             By:  /s/ Christopher E. Howard
        ------------------              -----------------------------------
                                       Name: Christopher E. Howard
                                       Title: Executive Vice President




                                    STEAMBOAT SKI & RESORT CORPORATION

ATTEST: /s/ Donna Godish             By:  /s/ Christopher E. Howard
        ------------------              -----------------------------------
                                       Name: Christopher E. Howard
                                       Title: Executive Vice President



                                    HEAVENLY CORPORATION



ATTEST: /s/ Donna Godish             By:  /s/ Christopher E. Howard
        ------------------              -----------------------------------
                                       Name: Christopher E. Howard
                                       Title: Executive Vice President



                                    HEAVENLY VALLEY LIMITED PARTNERSHIP

                                    By:  HEAVENLY CORPORATION,
                                         its general partner



ATTEST: /s/ Donna Godish             By:  /s/ Christopher E. Howard
        ------------------              -----------------------------------
                                       Name: Christopher E. Howard
                                       Title: Executive Vice President


                                    HEAVENLY SKI & RESORT CORPORATION


ATTEST: /s/ Donna Godish             By:  /s/ Christopher E. Howard
        ------------------              -----------------------------------
                                       Name: Christopher E. Howard
                                       Title: Executive Vice President


                                    UNITED STATES TRUST COMPANY OF
                                    NEW YORK, as Trustee



ATTEST: Unable to read               By:/s/ Louis P. Young
                                       Name: Louis P. Young
                                       Title: Vice President

                                                                         Annex I

                                    EXHIBIT C

                                   GUARANTORS



1.       Sunday River Skiway Corporation
2.       Sunday River Ltd.
3.       Perfect Turn, Inc.
4.       L.B.O. Holding, Inc.
5.       Sunday River Transportation, Inc.
6.       Sugarbush Resort Holdings, Inc.
7.       Sugarbush Leasing Company
8.       Sugarbush Restaurant, Inc.
9.       AJT, Inc.
10.      S-K-I Limited
11.      Killington Ltd.
12.      Mount Snow Ltd.
13.      WVSAL, Inc.
14.      Sugarloaf Mountain Corporation
15.      Killington Restaurants, Inc.
16.      Dover Restaurants, Inc.
17.      Resorts Technologies, Inc.
18.      Resort Software Services, Inc.
19.      Mountain Wastewater Treatment, Inc.
20.      Grand Summit Resort Properties, Inc.
21.      Mountainside
22.      Sugartech
23.      Pico Ski Area Management Company
24.      American Skiing Company Resort Properties, Inc.
25.      The Canyons Resort Properties, Inc.
26.      Steamboat Resort Properties, Inc.
27.      Heavenly Properties, Inc.
28.      Sugarloaf Resort Properties, Inc.
29.      Killington Resort Properties, Inc.
30.      Mount Snow Resort Properties, Inc.
31.      Sugarbush Resort Properties, Inc.
32.      Sunday River Resort Properties, Inc.
33.      Attitash Resort Properties, Inc.
34.      Blunder Bay Development Co.
35.      ASC Leasing, Inc.
36.      Orlando Resort Corporation
37.      ASC Transportation, Inc.
38.      ASC Utah
39.      Steamboat Development Corporation
40.      Steamboat Ski & Resort Corporation
41.      Heavenly Corporation
42.      Heavenly Valley Limited Partnership
43.      Heavenly Ski & Resort Corporation